Exhibit 99.3

Update on Re-domiciliation via Scheme of Arrangement

Adelaide, Australia and Cambridge, Mass., 8 November 2024 (GLOBE NEWSWIRE) – Bionomics Limited (Nasdaq: BNOX) ("Bionomics” or the “Company"), refers to the proposed re-domiciliation of Bionomics to the United States by way of scheme of arrangement between Bionomics and its Shareholders ("Scheme") as announced on 1 October 2024.

Shareholders of Bionomics will receive a proportionate number of shares of common stock in Neuphoria Therapeutics Inc. ("Neuphoria"), a new parent company that was incorporated in the U.S. State of Delaware for purposes of the re-domiciliation.

On 24 October 2024, Bionomics and Neuphoria entered into an Amending Agreement to the Scheme Implementation Agreement to amend the original exchange ratio to be as follows:

●	holders of ordinary shares in Bionomics will receive one share of common stock in Neuphoria for every 2,160 ordinary shares of Bionomics held as of record date; and

●	holders of American Depositary Shares (“ADSs”) of Bionomics will receive one share of common stock in Neuphoria for every 12 ADSs held in Bionomics as of the record date.

Sale Facility for Small Parcel Holders

Shareholders who hold fewer than 200,000 Bionomics shares (which currently have a value of less than approximately US$400 or A$600) on the record date will be regarded as “Small Parcel Holders”.

As part of the Scheme, Small Parcel Holders will be issued Neuphoria shares by default in the same way as other Scheme Participants, unless they opt in to the Sale Facility by completing and returning the opt-in election form to the share registry. Scheme consideration (ie, Neuphoria shares) for Small Parcel Holders who opt-in will be sold on their behalf by a US broker acting as “sale agent” and their pro rata share of the proceeds from the sale will be remitted to them.

Court Approval

Bionomics is pleased to announce that the Supreme Court of New South Wales has today made orders in relation to the Scheme:

●	that Bionomics convene and hold a meeting of Bionomics shareholders to consider and vote on the Scheme ("Scheme Meeting"); and

●	approving the distribution of an explanatory statement providing information about the Scheme, including the Notice of Scheme Meeting ("Scheme Booklet").

The Scheme Meeting, at which Bionomics shareholders will vote on the proposed Scheme, will be held at 8:30 am Sydney time on Thursday 12 December 2024 / 4:30 pm New York time on Wednesday 11 December 2024.

Scheme Booklet and Independent Expert’s Report

The Scheme Booklet will be filed with the US Securities and Exchange Commission as an exhibit to a current report on Form 8-K following registration with the Australian Securities and Investments Commission (ASIC) and will also be made available on the Bionomics Website at www.bionomics.com.au.

The Scheme Booklet includes the Independent Expert’s Report prepared by Findex Corporate Finance (Aust) Limited.

The Scheme Booklet, including the Independent Expert’s Report and Notice of Scheme Meeting, and the proxy form for the Scheme Meeting, are expected to be dispatched to Bionomics shareholders on or around 13 November 2024. However, as noted above, the Scheme Booklet will be available on Bionomics’ website following registration with ASIC.

The Scheme Booklet will be dispatched to Bionomics shareholders as follows:

●	Bionomics shareholders who have elected to receive electronic communications from Bionomics will receive an email which includes access by an embedded link to an online portal or website where Shareholders can access an electronic copy of the Scheme Booklet and lodge their proxy form for the Scheme Meeting;

●	Bionomics shareholders who have elected to receive only hard copy communication from Bionomics will receive a printed copy of the Scheme Booklet and a printed personalised proxy form (by post); and

●	All other shareholders will receive a letter (by post) containing a “Notice and Access” letter setting out the electronic address to access the Scheme Booklet and a printed personalised Proxy Form.

Bionomics shareholders should read the Scheme Booklet in its entirety before making a decision on whether or not to vote in favour of the Scheme.

Bionomics Board recommendation

The Bionomics Directors continue to unanimously recommend that Bionomics shareholders vote in favour of the Scheme, subject to the Independent Expert continuing to conclude that the Scheme is in the best interests of Bionomics shareholders.

Subject to these same qualifications, each Bionomics Director intends to vote, or procure the voting of all of their Bionomics Shares, in which he or she has a relevant interest, in favour of the Scheme.

Details of Scheme Meeting

The Scheme Meeting will be held at 8:30 am Sydney time on Thursday 12 December 2024 / 4:30 pm New York time on Wednesday 11 December 2024 via Bionomics’ online meeting platform at https://meetnow.global/MCKR7AV on your mobile phone, tablet device or computer.

All registered Bionomics shareholders as at 5.00pm (Sydney time) on Tuesday 10 December 2024, will be entitled to vote at the Scheme Meeting.

Bionomics shareholders are encouraged to vote by attending the Scheme Meeting in person online or by attorney or corporate representative, or alternatively, by completing the proxy appointment in the proxy form accompanying the Scheme Booklet and ensuring it is received by 8:30am (Sydney time) on Tuesday 10 December 2024.

Further details about the Scheme Meeting are set out in the Scheme Booklet, including in the Notice of Scheme Meeting in Annexure D. Bionomics shareholders should read the Scheme Booklet in its entirety, including the Independent Expert’s Report, before making a decision on how to vote in relation to the Scheme.

Shareholder Information Line

For further information, please refer to the Scheme Booklet. If you have any questions, please contact the Bionomics Shareholder Information Line on 1300 850 505 (within Australia) or +61 3 9415 4000 (outside Australia) on Monday to Friday between 8.30am and 5.00pm (Sydney time).

ADS holders

The ADS Depositary will notify registered ADS holders of the Scheme Meeting and will send or make voting materials available to ADS holders. Those materials will explain how ADS holders may instruct the Depositary how to vote, including by internet, phone and mail options set forth on the voting proxy card that ADS holders will receive. ADS holders that hold Bionomics ADSs through brokers or other securities intermediaries will receive notice and must give their instructions through their securities intermediaries. The “Notice and Access” letter prepared for shareholders in accordance with Australian law (as discussed above) will not be available to ADS holders.

For further information, please contact:

General Rajeev Chandra Company Secretary CoSec@bionomics.com.au	Investor Relations Kevin Gardner kgardner@lifesciadvisors.com	Investor Relations Chris Calabrese ccalabrese@lifesciadvisors.com

About Bionomics Limited

Bionomics (NASDAQ: BNOX) is a clinical-stage biotechnology company developing novel, potential first-in-class, allosteric ion channel modulators to treat patients suffering from serious central nervous system (“CNS”) disorders with high unmet medical need. Bionomics is advancing its lead drug candidate, BNC210, an oral, proprietary, selective negative allosteric modulator of the α7 nicotinic acetylcholine receptor, for the acute treatment of Social Anxiety Disorder (SAD) and chronic treatment of Post-Traumatic Stress Disorder (PTSD). Beyond BNC210, Bionomics has a strategic partnership with Merck & Co., Inc. (known as MSD outside the United States and Canada) with two drugs in early-stage clinical trials for the treatment of cognitive deficits in Alzheimer’s disease and other central nervous system conditions. Bionomics’ pipeline also includes preclinical assets that target Kv3.1/3.2 and Nav1.7/1.8 ion channels being developed for CNS conditions of high unmet need.

Forward-Looking Statements

Bionomics cautions that statements included in this press release that are not a description of historical facts are forward-looking statements. Words such as “may,” “could,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “intend,” “predict,” “seek,” “contemplate,” “potential,” “continue” or “project” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements. The forward-looking statements are based on our current beliefs and expectations. The inclusion of forward-looking statements should not be regarded as a representation by Bionomics that any of its plans will be achieved. Actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in the Company’s business and other risks described in the Company’s filings with the SEC, including the Company’s Annual Report on Form 20-F filed with the SEC, and its other reports. Investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and Bionomics undertakes no obligation to revise or update this news release to reflect events or circumstances after the date hereof. Further information regarding these and other risks, uncertainties and other factors is included in Bionomics’ filings with the SEC, copies of which are available from the SEC’s website (www.sec.gov) and on Bionomics’ website (www.bionomics.com.au) under the heading “Investor Center.” All forward-looking statements are qualified in their entirety by this cautionary statement. This caution is made under the safe harbor provisions of Section 21E of the Private Securities Litigation Reform Act of 1995. Bionomics expressly disclaims all liability in respect to actions taken or not taken based on any or all the contents of this press release.

Not an offer of securities

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any securities in any jurisdiction. The Neuphoria Shares have not been registered under the US Securities Act and may not be offered or sold except in a transaction registered under the US Securities Act or in a transaction exempt from such registration requirements and applicable US state securities laws.

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